SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2021

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 15, 2021, ClearSign Technologies Corporation (the “Company”) issued a press release announcing the results of operations for the three months ended March 31, 2021 (the “First Quarter Results”). The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02.

Also on June 15, 2021, the Company held a conference call discussing the First Quarter Results and other business related information provided by the Company’s Chief Executive Officer. A transcript of this conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02.

The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The statements in this Current Report on Form 8-K include forward-looking statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2021, the Company held its annual meeting of shareholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 23,102,272 shares of common stock present or represented by proxy at the Annual Meeting, which represented 73.91% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 20, 2021. The following are the voting results on each matter submitted to the shareholders. The proposals below are described in detail in the Company’s proxy statement, which was filed with the Securities and Exchange Commission on May 7, 2021.

Proposal 1. Each of the following nominees was elected to serve as a director until the election and qualification of his or her successor.

Nominee Name	For	Withheld	Broker Non-Votes

Robert T. Hoffman	17,479,947	64,462	5,557,863
Susanne L. Meline	14,330,998	3,213,411	5,557,863
Bruce A. Pate	16,448,276	1,096,133	5,557,863
Judith S. Schrecker	14,510,864	3,033,545	5,557,863
Colin James Deller	17,479,847	64,562	5,557,863

Proposal 2. The shareholders approved, on an advisory basis, Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2021. There were no broker non-votes on this proposal.

For	Against	Abstentions

22,827,773	238,872	35,627

Proposal 3. The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

14,966,598	2,345,981	231,830	5,557,863

Proposal 4. The shareholders approved the ClearSign Technologies Corporation 2021 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes

13,755,417	3,457,456	331,536	5,557,863

As there were sufficient votes for quorum and to approve Proposal 4, Proposal 5, the “Adjournment Proposal,” described in the proxy statement was not presented to shareholders.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release issued June 15, 2021
Exhibit 99.2	Transcript of Conference Call held on June 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Brian G. Fike
Name: Title:	Brian G. Fike Chief Financial Officer